Exhibit 99.1

XYLEM INC.

RECAST ORDERS, REVENUE, OPERATING INCOME AND ADJUSTED OPERATING INCOME BY SEGMENT

($ MILLIONS)

	Year Ended		Year Ended		Nine Months Ended
	December 31, 2012		December 31, 2013		September 30, 2014
	As Previously Reported	As Recast	As Previously Reported	As Recast	As Previously Reported	As Recast
Orders
Water Infrastructure	2,421	2,364	2,510	2,443	1,973	1,915
Applied Water	1,423	1,418	1,468	1,469	1,135	1,136
Eliminations	(62)	—	(66)	—	(57)	—
Total	3,782	3,782	3,912	3,912	3,051	3,051

Revenue
Water Infrastructure	2,425	2,349	2,457	2,384	1,823	1,770
Applied Water	1,424	1,442	1,444	1,453	1,105	1,104
Eliminations	(58)	—	(64)	—	(54)	—
Total	3,791	3,791	3,837	3,837	2,874	2,874

Operating Income
Water Infrastructure	342	334	271	263	217	217
Applied Water	170	178	167	175	145	145
Corp and Other	(69)	(69)	(75)	(75)	(40)	(40)
Total	443	443	363	363	322	322

Adjustments (a)
Water Infrastructure	23	23	52	52	20	20
Applied Water	7	7	16	16	11	11
Corp and Other	16	16	20	20	—	—
Total	46	46	88	88	31	31

Adjusted Operating Income
Water Infrastructure	365	357	323	315	237	237
Applied Water	177	185	183	191	156	156
Corp and Other	(53)	(53)	(55)	(55)	(40)	(40)
Total	489	489	451	451	353	353

(a)	Adjustments consist of restructuring and realignment costs in all years, special charges in 2013 and separation costs in 2012.

XYLEM INC.

RECAST ORDERS, REVENUE, OPERATING INCOME AND ADJUSTED OPERATING INCOME BY SEGMENT 2013 QUARTER TO DATE

($ MILLIONS)

	1Q 2013		2Q 2013		3Q 2013		4Q 2013
	As Previously Reported	As Recast	As Previously Reported	As Recast	As Previously Reported	As Recast	As Previously Reported	As Recast
Orders
Water Infrastructure	601	583	647	629	617	601	645	630
Applied Water	378	379	378	380	355	354	357	356
Eliminations	(17)	—	(16)	—	(17)	—	(16)	—
Total	962	962	1,009	1,009	955	955	986	986

Revenue
Water Infrastructure	551	532	596	577	619	602	691	673
Applied Water	345	347	381	383	360	363	358	360
Eliminations	(17)	—	(17)	—	(14)	—	(16)	—
Total	879	879	960	960	965	965	1,033	1,033

Operating Income
Water Infrastructure	42	39	41	40	88	85	100	99
Applied Water	40	43	45	46	40	43	42	43
Corp and Other	(16)	(16)	(16)	(16)	(30)	(30)	(13)	(13)
Total	66	66	70	70	98	98	129	129

Adjustments (a)
Water Infrastructure	10	10	22	22	8	8	12	12
Applied Water	2	2	6	6	4	4	4	4
Corp and Other	—	—	—	—	20	20	—	—
Total	12	12	28	28	32	32	16	16

Adjusted Operating Income
Water Infrastructure	52	49	63	62	96	93	112	111
Applied Water	42	45	51	52	44	47	46	47
Corp and Other	(16)	(16)	(16)	(16)	(10)	(10)	(13)	(13)
Total	78	78	98	98	130	130	145	145

(a)	Adjustments consist of restructuring and realignment costs and special charges.

XYLEM INC.

RECAST ORDERS, REVENUE, OPERATING INCOME AND ADJUSTED OPERATING INCOME BY SEGMENT 2014 QUARTER TO DATE

($ MILLIONS)

	1Q 2014		2Q 2014		3Q 2014
	As Previously Reported	As Recast	As Previously Reported	As Recast	As Previously Reported	As Recast
Orders
Water Infrastructure	619	597	674	654	680	664
Applied Water	394	396	378	377	363	363
Eliminations	(20)	—	(21)	—	(16)	—
Total	993	993	1,031	1,031	1,027	1,027

Revenue
Water Infrastructure	568	552	636	616	619	602
Applied Water	355	354	388	389	362	361
Eliminations	(17)	—	(19)	—	(18)	—
Total	906	906	1,005	1,005	963	963

Operating Income
Water Infrastructure	46	46	77	76	94	95
Applied Water	41	41	52	53	52	51
Corp and Other	(11)	(11)	(13)	(13)	(16)	(16)
Total	76	76	116	116	130	130

Adjustments (a)
Water Infrastructure	12	12	5	5	3	3
Applied Water	6	6	4	4	1	1
Corp and Other	—	—	—	—	—	—
Total	18	18	9	9	4	4

Adjusted Operating Income
Water Infrastructure	58	58	82	81	97	98
Applied Water	47	47	56	57	53	52
Corp and Other	(11)	(11)	(13)	(13)	(16)	(16)
Total	94	94	125	125	134	134

(a)	Adjustments consist of restructuring and realignment costs.

Xylem Inc. Non-GAAP Reconciliation

Recast - Reported vs. Organic & Constant Currency Order Growth

($ Millions)

	(As Reported - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E) = B+C+D	(F) = E/A	(G) = (E - C) / A

			Change	% Change			Change	% Change
	Orders	Orders	2014 v. 2013	2014 v. 2013	Acquisitions / Divestitures	FX Contribution	Adj. 2014 v. 2013	Adj. 2014 v. 2013
	2014	2013
Nine Months Ended September 30

Xylem Inc.	3,051	2,926	125	4%	(3)	(3)	119	4%	4%

Water Infrastructure	1,915	1,813	102	6%	(8)	5	99	5%	6%
Applied Water	1,136	1,113	23	2%	5	(8)	20	2%	1%

Quarter Ended September 30

Xylem Inc.	1,027	955	72	8%	5	2	79	8%	8%

Water Infrastructure	664	601	63	10%	—	—	63	10%	10%
Applied Water	363	354	9	3%	5	2	16	5%	3%

Quarter Ended June 30

Xylem Inc.	1,031	1,009	22	2%	(1)	(8)	13	1%	1%

Water Infrastructure	654	629	25	4%	(1)	1	25	4%	4%
Applied Water	377	380	(3)	(1)%	—	(8)	(11)	(3)%	(3)%

Quarter Ended March 31

Xylem Inc.	993	962	31	3%	(7)	3	27	3%	4%

Water Infrastructure	597	583	14	2%	(7)	4	11	2%	3%
Applied Water	396	379	17	4%	—	(2)	15	4%	4%

Xylem Inc. Non-GAAP Reconciliation

Recast - Reported vs. Organic & Constant Currency Order Growth

($ Millions)

	(As Reported - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E) = B+C+D	(F) = E/A	(G) = (E - C) / A

			Change	% Change			Change	% Change
	Orders	Orders	2013 v. 2012	2013 v. 2012	Acquisitions / Divestitures	FX Contribution	Adj. 2013 v. 2012	Adj. 2013 v. 2012
	2013	2012 *
Year Ended December 31

Xylem Inc.	3,912	3,782	130	3%	(87)	—	43	1%	3%

Water Infrastructure	2,443	2,364	79	3%	(87)	6	(2)	—%	4%
Applied Water	1,469	1,418	51	4%	—	(6)	45	3%	3%

Quarter Ended December 31

Xylem Inc.	986	926	60	6%	(16)	(1)	43	5%	6%

Water Infrastructure	630	591	39	7%	(16)	2	25	4%	7%
Applied Water	356	335	21	6%	—	(3)	18	5%	5%

Quarter Ended September 30

Xylem Inc.	955	882	73	8%	(20)	1	54	6%	8%

Water Infrastructure	601	549	52	9%	(20)	3	35	6%	10%
Applied Water	354	333	21	6%	—	(2)	19	6%	6%

Quarter Ended June 30

Xylem Inc.	1,009	970	39	4%	(25)	(2)	12	1%	4%

Water Infrastructure	629	602	27	4%	(25)	(1)	1	—%	4%
Applied Water	380	368	12	3%	—	(1)	11	3%	3%

Quarter Ended March 31

Xylem Inc.	962	1,004	(42)	(4)%	(26)	2	(66)	(7)%	(4)%

Water Infrastructure	583	622	(39)	(6)%	(26)	2	(63)	(10)%	(6)%
Applied Water	379	382	(3)	(1)%	—	—	(3)	(1)%	(1)%

* 2012 quarterly orders are on the same recast basis as the full year 2012 and 2013 orders.

Xylem Inc. Non-GAAP Reconciliation

Recast - Reported vs. Organic & Constant Currency Revenue Growth

($ Millions)

	(As Reported - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E) = B+C+D	(F) = E/A	(G) = (E - C) / A

			Change	% Change			Change	% Change
	Revenue	Revenue	2014 v. 2013	2014 v. 2013	Acquisitions / Divestitures	FX Contribution	Adj. 2014 v. 2013	Adj. 2014 v. 2013
	2014	2013
Nine Months Ended September 30

Xylem Inc.	2,874	2,804	70	2%	1	(1)	70	2%	2%

Water Infrastructure	1,770	1,711	59	3%	(6)	8	61	4%	4%
Applied Water	1,104	1,093	11	1%	7	(9)	9	1%	—%

Quarter Ended September 30

Xylem Inc.	963	965	(2)	—%	7	2	7	1%	—%

Water Infrastructure	602	602	—	—%	—	1	1	—%	—%
Applied Water	361	363	(2)	(1)%	7	—	5	1%	(1)%

Quarter Ended June 30

Xylem Inc.	1,005	960	45	5%	(1)	(7)	37	4%	4%

Water Infrastructure	616	577	39	7%	(1)	2	40	7%	7%
Applied Water	389	383	6	2%	—	(7)	(1)	—%	—%

Quarter Ended March 31

Xylem Inc.	906	879	27	3%	(5)	4	26	3%	4%

Water Infrastructure	552	532	20	4%	(5)	5	20	4%	5%
Applied Water	354	347	7	2%	—	(2)	5	1%	1%

Xylem Inc. Non-GAAP Reconciliation

Recast - Reported vs. Organic & Constant Currency Revenue Growth

($ Millions)

	(As Reported - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E) = B+C+D	(F) = E/A	(G) = (E - C) / A

			Change	% Change			Change	% Change
	Revenue	Revenue	2013 v. 2012	2013 v. 2012	Acquisitions / Divestitures	FX Contribution	Adj. 2013 v. 2012	Adj. 2013 v. 2012
	2013	2012 *
Year Ended December 31

Xylem Inc.	3,837	3,791	46	1%	(82)	(3)	(39)	(1)%	1%

Water Infrastructure	2,384	2,349	35	1%	(82)	4	(43)	(2)%	2%
Applied Water	1,453	1,442	11	1%	—	(7)	4	—%	—%

Quarter Ended December 31

Xylem Inc.	1,033	969	64	7%	(15)	(1)	48	5%	7%

Water Infrastructure	673	620	53	9%	(15)	2	40	6%	9%
Applied Water	360	349	11	3%	—	(3)	8	2%	2%

Quarter Ended September 30

Xylem Inc.	965	931	34	4%	(21)	—	13	1%	4%

Water Infrastructure	602	576	26	5%	(21)	3	8	1%	5%
Applied Water	363	355	8	2%	—	(3)	5	1%	1%

Quarter Ended June 30

Xylem Inc.	960	966	(6)	(1)%	(23)	(4)	(33)	(3)%	(1)%

Water Infrastructure	577	587	(10)	(2)%	(23)	(3)	(36)	(6)%	(2)%
Applied Water	383	379	4	1%	—	(1)	3	1%	1%

Quarter Ended March 31

Xylem Inc.	879	925	(46)	(5)%	(23)	2	(67)	(7)%	(5)%

Water Infrastructure	532	566	(34)	(6)%	(23)	2	(55)	(10)%	(6)%
Applied Water	347	359	(12)	(3)%	—	—	(12)	(3)%	(3)%

* 2012 quarterly revenue is on the same recast basis as the full year 2012 and 2013 revenue.